UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  June 28, 2007

DCI USA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31143	22-3742159
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

8 BOND STREET
GREAT NECK, NEW YORK 11021

(Address of Principal Executive Offices, including Zip Code)

(212) 994-9594

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements
Item 4.01. Changes in Registrant’s Certifying Accountant.

DCI USA, Inc. (the “Company”) has changed its principal independent accountants. As discussed below, on June 28, 2007, the Company dismissed Seligson & Giannattasio, LLP from serving as the Company’s principal independent registered public accountants, and on June 28, 2007, the Company retained Arik Eshel, CPA & Assoc., PC. The decision to change accountants was recommended and approved by the Company’s Board of Directors.

The Termination of Seligson & Giannattasio, LLP

Seligson & Giannattasio, LLP was the independent registered public accounting firm for the Company’s previous two fiscal years and for the period since then and until June 28, 2007. None of Seligson & Giannattasio, LLP’s reports on the Company’s financial statements during either of the Company’s previous two fiscal years and for the period since then and until June 28, 2007, (a) contained an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, which would include the uncertainty regarding the ability to continue as a going concern, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Seligson & Giannattasio, LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B occurred during the period in which Seligson & Giannattasio, LLP served as the Company’s principal independent accountants.

The Company has provided Seligson & Giannattasio, LLP with a copy of this disclosure and has requested that Seligson & Giannattasio, LLP furnish it with a letter addressed to the U.S. Securities and Exchange Commission (“SEC”) stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Seligson & Giannattasio, LLP addressed to the SEC, dated July 2, 2007, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Engagement of Arik Eshel, CPA & Assoc., PC

On June 28, 2007, the Company retained Arik Eshel, CPA & Assoc., PC as its principal independent accountants. During the Company’s two most recent fiscal years and through June 28, 2007:

(1) The Company did not consult Arik Eshel, CPA & Assoc., PC regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Company’s financial statements;

(2) Neither a written report nor oral advice was provided to the Company by Arik Eshel, CPA & Assoc., PC that they concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) The Company did not consult Arik Eshel, CPA & Assoc., PC regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2 , 2007

DCI USA, INC.

(Registrant)

By:  /s/ David Rothstein
Name:  David Rothstein
Title:  Interim Chief Executive Officer